Dreyfus  New York Municipal Income, Inc.

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Dividend Reinvestment Plan

                            21   Important Tax Information

                            22   Proxy Results

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this annual report for Dreyfus New York Municipal
Income, Inc., covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Despite some fluctuations due to changing economic conditions, municipal bond prices rose modestly over the past 12 months. Most of those gains were achieved after January 2000, with a rally in the municipal bond market. More recently, most sectors of the municipal bond market also benefited from slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the " Fed" ) interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com

Thank you for investing in Dreyfus New York Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the period?

The fund produced a 4.25% total return(1) and income dividends of $0.4840 per share, which is equal to an annualized distribution rate of 5.85%, over the 12-month reporting period ended September 30, 2000.(2)

We attribute our performance to a mixed investment environment. During much of the first half of the reporting period, the municipal bond market generally declined because of inflation fears and rising interest rates in an environment of robust economic growth. In contrast, the market generally rallied during the second half of the period amid signs of an economic slowdown and positive supply-and-demand factors affecting municipal bonds from New York and other states.

What is the fund's investment approach?

The  fund  seeks  a  high  level of current income from a portfolio of municipal
bonds    from    New    York    issuers.

We tactically seek to manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average effective duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average effective duration to maintain then current yields for as long as we think practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began on October 1, 1999, the U.S. economy was growing strongly, raising concerns that inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times for a total increase of 1.25 percentage points during the reporting period. Higher interest rates and inflation fears eroded the prices of many municipal bonds.

However, the market and the fund recovered strongly during the second half of the reporting period when signs of an economic slowdown emerged, suggesting that the Fed' s restrictive monetary policies could be near an end. In addition, New York and many of its municipalities have enjoyed healthy tax revenues and budget surpluses over the past 12 months, curtailing their need to borrow and resulting in a modestly reduced supply of securities. In fact, New York City bonds recently received a credit-rating upgrade from the major bond rating agencies because of their improved fiscal condition. At the same time, demand for municipal bonds has been very strong from New York residents seeking to protect newly created wealth from the stock market and the technology industry. In this environment we believe it is reasonable to expect that new issues that replace maturities or called paper will have lower yields.


What is the fund's current strategy?

In our view, slower economic growth and fewer inflation concerns should benefit the municipal bond market overall. However, when the economy slows, some issuers may have more difficulty meeting their revenue projections, which could adversely affect their credit ratings. Accordingly, we have continued to focus on investment-grade issues that will not be subject to early redemption by their issuers over the next several years.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


  Market Price per share September 30, 2000              $81_4

  Shares Outstanding September 30, 2000              3,821,501

  American Stock Exchange Ticker Symbol                    DNM

MARKET PRICE (AMERICAN STOCK EXCHANGE)



                                                        Fiscal Year Ended September 30, 2000
                    -----------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1999            MARCH 31, 2000            JUNE 30, 2000            SEPTEMBER 30, 2000
                    -----------------------------------------------------------------------------------------------------------

   High                         $83_8                    $715_16                   $715_16                    $89_16

   Low                           71_2                       71_2                      71_2                    713_16

   Close                         73_4                       77_8                    713_16                      81_4



PERCENTAGE GAIN based on change in Market Price*

   October 21, 1988 (commencement of operations)
      through September 30, 2000                                                                  73.83%

   October 1, 1990 through September 30, 2000                                                     66.71

   October 1, 1995 through September 30, 2000                                                     16.07

   October 1, 1999 through September 30, 2000                                                      4.95

   January 1, 2000 through September 30, 2000                                                     11.34

   April 1, 2000 through September 30, 2000                                                        7.92

   July 1, 2000 through September 30, 2000                                                         7.12

NET ASSET VALUE PER SHARE

      October 21, 1988 (commencement of operations)                                              $ 9.21

      September 30, 1999                                                                           9.30

      December 31, 1999                                                                            8.92

      March 31, 2000                                                                               9.00

      June 30, 2000                                                                                8.98

      September 30, 2000                                                                           9.10

PERCENTAGE GAIN based on change in Net Asset Value*

   October 21, 1988 (commencement of operations)
      through September 30, 2000                                                                 108.17%

   October 1, 1990 through September 30, 2000                                                     84.88

   October 1, 1995 through September 30, 2000                                                     22.80

   October 1, 1999 through September 30, 2000                                                      4.25

   January 1, 2000 through September 30, 2000                                                      6.71

   April 1, 2000 through September 30, 2000                                                        4.16

   July 1, 2000 through September 30, 2000                                                         2.79

*   WITH DIVIDENDS REINVESTED.




STATEMENT OF INVESTMENTS

September 30, 2000



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--86.7%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project) 7.75%, 1/1/2010                                       1,080,000                1,106,341

Erie County Industrial Development Agency,
   Life Care Community Revenue

   (Episcopal Church Home) 5.875%, 2/1/2018                                                   1,500,000                1,265,490

Monroe Tobacco Asset Securitization Corp.,
   Tobacco Settlement Asset Backed

   6.625%, 6/1/2042                                                                             500,000                  516,155

New York City 7.25%, 8/15/2007                                                                1,500,000                1,713,945

New York City Industrial Development Agency:

  Civic Facility Revenue (YMCA of Greater New York Project)

      8%, 8/1/2016 (Prerefunded 8/1/2001)                                                       965,000  (a)           1,010,799

   IDR:

      (Brooklyn Navy Yard--Cogen Partners) 5.75%, 10/1/2036                                   1,000,000                  912,840

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        1,000,000                  856,110

   Special Facility Revenue (American Airlines Inc. Project):

      5.40%, 7/1/2019 (Guaranteed; AMR Corp.)                                                 1,390,000                1,240,686

      6.90%, 8/1/2024                                                                           500,000                  515,885

   (Terminal One Group Association Project) 6%, 1/1/2019                                      1,100,000                1,116,929

New York City Municipal Water Finance Authority,

   Water and Sewer System Revenue 7.75%, 6/15/2020

   (Prerefunded 6/15/2001)                                                                    1,250,000  (a)           1,297,813

New York City Transitional Finance Authority, Future Tax Secured

   Revenue 6%, 8/15/2029                                                                      1,000,000                1,034,240

New York State Dormitory Authority, Revenue:

   Health, Hospital and Nursing Home (Mount Sinai Health)

      6.50%, 7/1/2025                                                                         1,000,000                1,047,570

   Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014                              100,000                  114,429

   (State University Educational Facilities)

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,076,730

   Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025                                   1,200,000                1,117,440

New York State Environmental Facilities Corp.,

   SWDR (Occidental Petroleum Corp) 5.70%, 9/1/2028                                           1,600,000                1,476,448

New York State Mortgage Agency,

   Homeownership Mortgage Revenue:

      6.05%, 4/1/2026                                                                           880,000                  891,871

      6.125%, 4/1/2027                                                                        1,980,000                2,016,076

      6.40%, 4/1/2027                                                                           965,000                  998,543

Onondaga County Industrial Development Agency,

   IDR (Weyerhaeuser Project) 9%, 10/1/2007                                                   1,200,000                1,392,888

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey 4.76%, 12/1/2012                                    1,000,000  (b,c)           993,620

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project)

   6.20%, 7/1/2038                                                                            1,150,000                  961,642

Suffolk County Industrial Development Agency, IDR

   (Nissequogue Cogen Partners Facility) 5.50%, 1/1/2023                                      1,500,000                1,280,085

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,006,390

United Nations Development Corp., Revenue

   5.60%, 7/1/2026                                                                            1,000,000                  951,920

Watervliet Housing Authority, Residential Housing

   (Beltrone Living Center Project) 6.125%, 6/1/2038                                          1,000,000                  848,610

Yonkers Industrial Development Agency, Civic Facility Revenue

   (Saint Joseph's Hospital) 6.20%, 3/1/2020                                                  1,600,000                1,388,112

U.S. RELATED--10.5%

Commonwealth of Puerto Rico 7.201%, 7/1/2018
   (Insured; AMBAC)                                                                           1,500,000  (b,c)         1,610,625

Commonwealth of Puerto Rico Highway and
   Transportation Authority,

   Transportation Revenue 5.06%, 7/1/2038                                                     1,000,000  (b,c)           799,250

Commonwealth of Puerto Rico Infrastructure Financing Authority,

   Special Tax Revenue 7.90%, 7/1/2007                                                          225,000                  229,387

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          1,000,000                1,025,030

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $34,670,656)                                                                                                 33,813,899
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.9%
------------------------------------------------------------------------------------------------------------------------------------

City of New York, VRDN

  5.55% (Insured; MBIA, SBPA; Bank of Nova Scotia)

   (cost $300,000)                                                                              300,000  (d)             300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $34,970,656)                                                                             98.1%               34,113,899

CASH AND RECEIVABLES (NET)                                                                         1.9%                  643,928

NET ASSETS                                                                                       100.0%               34,757,827




Summary of Abbreviations

AMBAC               American Municipal Bond
                    Assurance Corporation

IDR                 Industrial Development Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors
                    Assurance Insurance Corporation

SBPA                Standby Bond Purchase Agreement

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              17.0

AA                               Aa                              AA                                               17.4

A                                A                               A                                                23.0

BBB                              Baa                             BBB                                              16.2

F1                               Mig1                            SP1                                                .9

Not Rated (e)                    Not Rated (e)                   Not Rated( e)                                    25.5

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000, THESE SECURITIES AMOUNTED TO $3,403,495 OR 9.8% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities-See Statement of Investments  34,970,656   34,113,899

Cash                                                                     74,954

Interest receivable                                                     633,816

Prepaid expenses                                                          5,348

                                                                     34,828,017
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,827

Accrued expenses                                                         46,363

                                                                         70,190
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,757,827
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,166

Accumulated undistributed investment income--net                         18,859

Accumulated net realized gain (loss) on investments                     127,559

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              (856,757)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,757,827
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE per share ($)                                              9.10

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,244,876

EXPENSES:

Management fee--Note 3(a)                                              240,480

Directors' fees and expenses--Note 3(c)                                 36,317

Shareholder servicing costs--Note 3(b)                                  30,211

Auditing fees                                                           20,600

Shareholders' reports                                                   16,718

Registration fees                                                       12,327

Legal fees                                                               8,377

Custodian fees--Note 3(b)                                                2,434

Miscellaneous                                                           10,546

TOTAL EXPENSES                                                         378,010

INVESTMENT INCOME--NET                                               1,866,866
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                127,935

Net unrealized appreciation (depreciation) on investments            (819,744)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (691,809)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,175,057

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------

                                                     2000              1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,866,866           1,938,193

Net realized gain (loss) on investments           127,935              91,244

Net unrealized appreciation (depreciation)
   on investments                                (819,744)         (2,754,560)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,175,057            (725,123)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,849,607)          (2,029,436)

Net realized gain on investments                 (89,423)            (103,583)

TOTAL DIVIDENDS                               (1,939,030)          (2,133,019)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED-NOTE 1(C)                        --              181,077

TOTAL INCREASE (DECREASE) IN NET ASSETS         (763,973)          (2,677,065)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,521,800           38,198,865

END OF PERIOD                                  34,757,827           35,521,800

Undistributed investment income--net               18,859                1,600
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A RESULT OF
   DIVIDENDS REINVESTED                             --                  18,298

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.



                                                                                       Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.30          10.04           9.97           9.90         10.10

Investment Operations:

Investment income--net                                            .49            .51            .55            .58           .59

Net realized and unrealized

   gain (loss) on investments                                    (.19)          (.69)           .12            .12          (.14)

Total from Investment Operations                                  .30           (.18)           .67            .70           .45

Distributions:

Dividends from investment income--net                            (.48)          (.53)          (.58)         (.60)          (.60)

Dividends from net realized gain
   on investments                                                (.02)          (.03)          (.02)         (.03)          (.05)

Total Distributions                                              (.50)          (.56)          (.60)         (.63)          (.65)

Net asset value, end of period                                   9.10           9.30          10.04          9.97           9.90

Market Value, end of period                                     8 1_4          8 3_8        10 3_16        10 1_4         10 1_4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             4.95        (12.83)           5.43          6.58          12.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.10          1.01            1.06          1.03          1.03

Ratio of net investment income
   to average net assets                                         5.43          5.20            5.49          5.85          5.94

Portfolio Turnover Rate                                         14.28         10.51           21.43         16.53          9.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          34,758        35,522          38,199        37,603        37,127

(A) CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the American Stock Exchange under the ticker symbol DNM.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on
the    last    business    day

of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On  September  29, 2000, the Board of Directors declared a cash dividend of $.04
per   share   from  investment  income-net,  payable  on  October  27,  2000  to shareholders of record as of the close of business on October 13, 2000.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2000.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2000, the fund was charged $28,553 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $2,434 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $4,477,870 and $4,726,874, respectively.

At  September  30,  2000, accumulated net unrealized depreciation on investments
was   $856,757,   consisting  of  $903,726  gross  unrealized  appreciation  and
$1,760,483 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus New York Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 6, 2000



DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2000:

--all  the  dividends  paid  from  investment  income-net  are  "exempt-interest dividends"  (not  generally  subject  to  regular  Federal  income  tax and, for individuals  who  are  New  York  residents,  New  York  State and New York City
personal    income    taxes)   , and

--the fund hereby designates $.0234 per share as a long-term capital gain distribution of the $.0644 per share paid on December 28, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 2000, shareholders voted on the following proposals presented at the annual shareholders' meeting held May 19, 2000. The description of each proposal and the number of shares voted are as follows:



                                                                                                        Shares
                                                                                    ----------------------------------------------

                                                                                          For                Authority Withheld
                                                                                    -----------------------------------------------

To elect three Class I Directors:*

      Lucy Wilson Benson                                                             3,025,644                           131,158

      David W. Burke                                                                 3,025,494                           131,308

      Martin D. Fife                                                                 3,022,691                           134,111

                                                                                             Shares
                                                     ------------------------------------------------------------------------------

                                                                 For                        Against                     Abstained
                                                     ------------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors of
the fund                                                    3,045,203                        26,169                       85,430

*   THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2003.





Notes

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Monica S. Wieboldt

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Robert R. Mullery

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph Irace

Colleen Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

 NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus

                        New York Municipal

                        Income, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent,

                      Dividend Disbursing Agent

                      and Registrar

                        Mellon Bank, N.A.

                        85 Challenger Road

                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   858AR009